2Q 2010 Presentation August 2010 Exhibit 99.2

Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward-Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil and gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in
PXP’s filings with the Securities and Exchange Commission.
References to quantities of oil or natural gas may include
amounts that the Company believes will ultimately be produced, but that are not yet classified as "proved reserves" under SEC definitions.

PXP
June 29, 2004
May 20, 2005
August 2, 2010
January 22, 2007
February 6, 2008
WTI NYMEX Historical Prices and
Forward Curves ($/bbl)
Source: Goldman Sachs, NYMEX
February 18, 2009
20
30
40
50
60
70
80
90
100
110
120
130
140
150
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

PXP
PXP Today
•
$5.6 billion enterprise value
(1)
•
360 MMBOE proved reserves YE 2009
•
85.1 MBOE per day production for 1H 2010
•
+2.0 billion BOE resource potential
•
140.1 million shares outstanding
(2)
•
45% debt-to-total capitalization
(2)
(1) Reflects stock price and total debt as of June 30, 2010.
(2) As of June 30, 2010.

PXP
Revenue Per MCFE
Revenue Per MCFE
(3)
$5.77/
MCFE
$8.35/
MCFE
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
PXP Gas Peer Group Avg.
(1) (2)
1Q 2010
(1) Revenues for non oil and gas producing operations servicing third parties not included.
(2) Peer group average includes the following peers: COG, HK, RRC, SD, UPL. Source: Company filings.
(3) Excludes the impact of derivatives.

PXP
$400
$600
$400
$500
$300
$565
$0
$500
$1,000
$1,500
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Strong Liquidity With No Near Term Debt Maturities
Revolver Availability          Senior Notes
Millions
$1.4B
(1)
Available Liquidity
(1) As of August 3, 2010 upon closing of Amended and Restated Revolving Credit Facility.

PXP
$3.96
$1.78
$1.99
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
2008 2009 2010
Total Lease Expense Targeted Reduction
$9.06
Natural Gas
$14.05
$3.97
Natural Gas
$14.49
$4.00
Natural Gas
$18.90
Total Lease Expense per BOE Steam Costs per BOE

PXP
Debt-Adjusted Cash Operating Margin
(1)(8)
(1) Debt-Adjusted Cash Operating Margin calculated as revenue (excluding hedging), less production expenses, less cash G&A (excluding capitalized G&A and noncash compensation), less interest (excluding capitalized interest).
(2) Revenues and expenses for non oil and gas producing operations servicing third parties not included.
(3) Peer group average includes the following peers: COG, HK, RRC, SD, UPL. Source: Company filings.
(4) Net of $0.21 per Mcfe loss on mark-to-market derivative contracts.
(5) Includes transportation, gathering, production & ad valorem taxes and steam & electricity costs.
(6) Excludes noncash compensation expense and capitalized G&A.
(7) Excludes capitalized interest.
(8) A reconciliation schedule for PXP is included in the Addendum. PXP does not make any representations as to the accuracy of the information used to make the calculations or the conformity of these  measures with those which may be prepared by the respective companies, and does not undertake to provide a GAAP reconciliation with respect to any non-GAAP financial measure which may be included in such information.
Production Costs G&A Interest Margin (Excl. Derivatives) Derivatives
(5)
(6) (7)
$2.40
$1.26
$0.44
$0.49
$0.46
$1.00
$3.01
$0.65
$4.84
(4)
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
PXP
Gas Peer Group Avg.
(2)(3)
$3.66
$4.84
1Q 2010

PXP
95
87
85
85.1
0
20
40
60
80
100
120
140
1Q10 2Q10 3Q10e 4Q10e
Production Target Growth Rate 15%
(1) Represents corporate targets.
2010 Annual Production
Guidance 88-92 MBOEPD
88
100
(1)
120
(1)
0
20
40
60
80
100
120
140
2010e 2011e 2012e
2010-2012
Annual Production

PXP
209
230
247
264
83
130
175
254
0
100
200
300
400
500
600
700
800
2008 2009 2010 2011
Proved Developed Proved Undeveloped
Proved Reserves Target Growth
292
360
422
(1)
72%
72%
64%
64%
51%
51%
(1) Illustrates estimated reserves using NYMEX pricing.
59%
59%
518
(1)

PXP
Capital Allocation
2010E
$1.1 billion
2011E
Targeting $1 billion
30%
35%
22%
13%
Haynesville
California
Granite Wash
Other Capital
Capital Program
27%
64%
9%
Haynesville
Development
Exploration
(1) Includes development, exploitation, real estate, capitalized interest and G&A costs but does not include additional capital for exploratory successes.
Exploration capital is defined as discovery and dry hole costs.
(1)
(1)

PXP
PXP Operating Strategy Detail
Operationally Balanced
•
Expand development of Diatomite, Non-Diatomite and
Miocene projects to maintain oil production volumes
•
Accelerate Granite Wash development in the Texas
Panhandle
•
Continue Haynesville Shale development to increase
natural gas production
•
Develop high impact Gulf of Mexico deep shelf
discoveries
•
Optimize high potential deepwater Gulf of Mexico
discoveries

PXP
California
Onshore/Offshore
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales
Pt Arguello
•
215 MMBOE Net Proved Reserves
•
275 MMBOE Net Resource Potential
•
68% Proved Developed
•
2009 Capex $92 MM; 2010E Capex
$202 MM
•
14 yr R/P
•
2,500+ future well locations
•
Price differentials protected by
contract
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.

PXP
California
Economics
$9.87/BOE
(2)
January 1, 2010 Project Cost Forward F&D:
135 MBOE Average Gross EUR per Well:
$1.2 MM
Average Gross Well Cost:
275 MMBOE
Net Development Resource Potential:
215 MMBOE Proved Net Reserves:
2,500+ Potential Net Locations:
98% WI/  86% NRI PXP Interest:
$404 MM
$333 MM
$342 MM
$349 MM
$202 MM
$389 MM
$372 MM
0
15
30
45
60
75
90
2010 2011 2012 2013 2014 2015 2016
$0
$200
$400
$600
$800
$1,000
$1,200
CAPEX
PXP Net
Production
PXP Net
Cash Flow
(1)
(1) Net revenue minus net expenses.
(2) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.

San Luis Obispo
San Luis Obispo
Santa Maria
Santa Barbara
Goleta
N
W
E
S

PXP
Projection: NAD 1927 CAL VII
Location Map
San Joaquin Valley
T:\California\Regional_CA\Graphics\ppt\\CA_Relief_maps.ppt
Midway Sunset
Cymric
South Belridge
McKittrick
Legend
PXP LEASES
Diatomite/Non-Diatomite
• Steam recovery
•
Development Resource
~ 180 MMBOE
• Diatomite ~ 59 MMBOE
• Non-Diatomite ~ 121
MMBOE
•
2010E Capital ~$100 MM
Diatomite/Non-Diatomite
Onshore California – Bakersfield
Arroyo Grande
Santa Maria Basin
Bakersfield

PXP
Miocene Sands
Onshore California - LA Basin
Location Map
LA Basin
Projection: NAD 1927 CAL VII
Legend
PXP LEASES
T:\California\Regional_CA\Graphics\ppt\\CA_Relief_maps.ppt
Miocene/Pliocene Sands
• Waterflood recovery
•
Development Resource
~ 83 MMBOE
•
2010E Capital ~$75 MM
Los Angeles
Montebello
Inglewood
Urban Area
Las Cienegas

PXP
Texas/Louisiana
Haynesville Shale
• 105,000 net acres
• 1,400 potential net locations
• 48 rigs operating (31 CHK, 17 other)
• Current production 110 MMcfe/d net
(1)
Texas Panhandle
• 383,300 gross acres
• 715 square miles 3D
seismic
• Horizontal Granite
Wash potential
• Current Production
42 MMcfe/d net
(1)
South Texas
• 92,200 gross acres
• 321 square miles 3D seismic
• Current production 51 MMcfe/d net
(1)
Big Mac
• 27,400 gross acres
• 275 square miles
3D seismic
(1) Average production for June 2010.
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.
South Texas
South Texas
Haynesville
Panhandle
Big Mac
Big Mac
Flatrock Area
• 54,000 gross acres offshore Louisiana
• 215 square miles 3D seismic
• Will include production from Blueberry
Hill and Hurricane Deep
• Current production 38 MMcfe/d net
(1)

538
BOSSIER
WEBSTER
Minden
HARRISON
Marshall
Hallsville
80
20
Bossier City
Shreveport
43
59
79
Tatum
149
BIENVILLE
PANOLA
Carthage
Mansfield
RED RIVER
49
NATCHITOCHES
Center
SHELBY
Huxley
Natchitoches
6
7
96
Nacogdoches
SABINE
1

TEXAS
LOUISIANA
GULF OF MEXICO

18

Legend PRODUCING AWAITING COMPLETION 2010 DRILL LOCATIONS ACTIVE DRILLING Haynesville Shale Activity Map PXP 18 Location Map TEXAS LOUISIANA

PXP
$300 MM
$321 MM
$313 MM
$315 MM
$299 MM
0
15
30
45
2010 2011 2012 2013 2014
$0
$200
$400
$600
Haynesville Shale
Economics
$8.24/BOE
(3)
or $1.37/Mcfe January 1, 2010 Project Cost Forward F&D:
(1) Net revenue minus net expenses.
(2) Assumes D&C costs for first 4 years = $7.5 MM per well, after 4 years = $6 MM per well.
(3) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
6.5 Bcfe Average Gross EUR per Well:
$7.5 MM
(2)
Average Gross Well Cost:
6.8 Tcfe
Net Resource Potential:
1,400 Potential Net Locations:
105,000
Net Acreage:
20% WI/15% NRI PXP Interest:
CAPEX
PXP Net
Production
PXP Net
Cash Flow
(1)

HEMPHILL
60
83
33
283
152
Mobeetie
Wheeler
83
Sayre

Location Map
TEXAS
OKLAHOMA

PXP
Granite Wash Horizontal Play
Recent High-Rate Completions
NW. Mendota Area
Buffalo
Wallow Area
Projection: NAD 1927 OK  North
PXP LEASES
PXP WELLS
Producing
Horizontal Wells
Legend
PXP Hanson #29-2H
Completing Well
•
PXP acreage position
–
19,100 net acres
•
Four rigs currently operating
with a fifth rig arriving by end of
September
•
67 Primary Granite Wash
Locations (PXP WI 89%)
•
42 Additional Granite Wash
Locations
•
Industry ROI 39% @
$5.00/MMBtu & $70/bbl
•
2010 Plan
- 19 wells Spud
- $90 MM Capex
Marvin
Lake Area
PXP Hanson #40-4H 27 MMCFED
15.4 MMCFD/ 746 BOPD/1532 NGL
PXP Britt Caldwell #6015H
PTD 18,000’
Drilling
PXP Thomas #1003H
PTD 18,300’
Drilling
PXP Thomas #903H 28 MMCFED
12.2 MMCFD/1373 BOPD/1311 NGL
PXP Sanders #74-1H
PTD 15600’ md
Drilling
PXP Hanson #29-3H
PTD 16000’ md
Drilling
Custer
Washita

PXP
CAPEX
PXP Net
Production
PXP Net
Cash Flow
(1)
$90MM
$213MM
$197MM
$236MM
0
5
10
15
20
25
30
35
2010 2011 2012 2013
$0
$50
$100
$150
$200
$250
$300
$350
Granite Wash Horizontal Potential
Economics
$8.38/BOE or $1.40/Mcfe
(2)
January 1, 2010 Project Cost Forward F&D:
1.27 MMBOE Average Gross EUR per Well:
$8.1 MM
Average Gross Well Cost:
93.9 MMBOE
Net Resource Potential:
109 Potential Locations:
19,100
Net Acreage:
89% WI/68% NRI PXP Interest:
(1) Net revenue minus net expenses.
(2) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.

PXP
Davy Jones
Gulf of Mexico - Shallow Water
Subsalt Wilcox & Miocene
Discoveries and Current Operations
Discoveries
2010-2012 Drilling
New Orleans
Flatrock Field
Blueberry Hill
Blackbeard West
John Paul Jones
Blackbeard East
Davy Jones 2
Lafitte

11
209
208
207
SALT
30
210
211
212
213
SALT
31
SALT
219
218
217
216
215
214
50
220
221
222
223
224
225
SALT
51
229
228
227
226
52
233
236
237
238
239
Davy Jones 2
71
72
245
243
242
PXP

23 PXP Subsalt Wilcox Prospects Davy Jones & John Paul Jones John Paul Jones Prospect Flatrock (Rob L. Operc) Structure Map Top Wilcox Davy Jones Discovery Davy Jones 2

Plio / Pleistocene
SALT
Upper Miocene
Middle Miocene
Middle Miocene
Lower Miocene
Paleogene
Lower Miocene
Paleogene
Mesozoic
69 Miles
Plio / Pleistocene
Upper Miocene
SALT
Upper Miocene
Salt Weld
Middle Miocene
Middle Miocene
Jack/Cascade Section
Lower Miocene
Lower Miocene
Paleogene
Paleogene
Mesozoic

PXP
A
A’
Subsalt Miocene Prospects
Blackbeard & Lafitte Regional Cross Section
LAFITTE
EI 223
BLACKBEARD WEST
ST 168 #1 BP2
TD 32,997'
BLACKBEARD EAST
ST 144
PTD 29,950'
W
Regional Cross Section – Subsalt Miocene Play
Eugene Island to South Timbalier
E

PXP
Davy Jones
Gulf of Mexico
Subsalt Wilcox, Miocene & Pliocene
Discoveries and Current Operations
Discoveries
2010-2012 Drilling
New Orleans
Flatrock Field
Blueberry Hill
Blackbeard West
Friesian
Lucius
John Paul Jones
Phobos
Blackbeard East
Davy Jones 2
Lafitte

PXP
8
Lucius/Phobos Projects
Keathley Canyon Area, GOM
LOUISIANA
1007 1008
Keathley Canyon
875 874
963 964
919
876 877
920
921
965
1009
Lucius
Discovery
PXP WI 33%
HADRIAN
962
1006
38
41
84
83
82
85
40 39
PHOBOS
Prospect
Miles
0              3
Existing Leases

PXP
Friesian Project
Green Canyon Area, GOM
Gross Reserve Potential Approx. 125-150 MMBOE
“Holstein”
Miocene Type Log
Friesian 2
Friesian 1
Potential
Production
Hub
Friesian
Tahiti
Front Runner
~ 22 Miles

PXP
Gulf of Mexico
Discoveries, Current Operations and Prospects
Discoveries 2010-2012 Drilling
New Orleans
Davy Jones
Flatrock Field
Blueberry Hill
Blackbeard West
Friesian
Lucius
John Paul Jones
Phobos
Davy Jones 2
Blackbeard East
Lafitte
Prospects
Calico Jack
Drake
Barataria
Flying Dutchman
Hook
Bonnet
England
Captain Blood
Blood & Guts
Calico Jack
Drake
Barataria
Flying Dutchman
Hook
Bonnet
England
Captain Blood
Blood & Guts
Elba
Salus
Rex
Brutus
Augustus
Dutch
Corsica
Capri
Elba
Salus
Rex
Brutus
Augustus
Dutch
Calico Jack
Drake
Barataria
Flying Dutchman
Hook
Bonnet
England
Captain Blood
Silver Fox
Blood & Guts

PXP
+2.0 Billion BOE Resource Potential
Potential Reserves
950 MMBOE
275 MMBOE
100 MMBOE
110 MMBOE
10 MMBOE
~1.4 Billion BOE
Development Resource Potential
Region
Haynesville
California
Panhandle/S. TX
Gulf of Mexico
Rockies
~600 Million BOE
Exploration Resource Potential
Potential Reserves
600 MMBOE
Region
Gulf of Mexico

PXP
PXP Targets Over Next 3 Years
•
Grow reserves 15% to 20% per year over the
next 3 years
•
Grow production 10% to 15% per year over the
next 3 years
•
Efficiently manage business focusing on cost
reduction and profitability
•
Maintain conservative balance sheet with active
hedging program

31 PXP Addendum

PXP
Commodity Price Protection
Oil and Natural Gas Derivative Positions
(1) All of our derivative instruments are settled monthly.
(2) In addition to the deferred premium, an upfront payment of $3.86 per barrel was paid upon entering into these derivative contracts.
(3) PXP receives difference between floor of $80.00 less the Index price up to a maximum of $20.00 per barrel.
(4) PXP receives difference between floor of $80.00 less the Index price up to a maximum of $20.00 per barrel. PXP pays if Index > $110.00 ceiling.
(5) PXP receives difference between floor of $6.12 less the Index price up to a maximum of $1.48 per MMBtu. PXP pays if Index > $8.00 ceiling.
2010
2010
Sales of Natural Gas Production
Henry Hub $0.034
per MMBtu
$6.12 Floor with a
$4.64 Limit
$8.00 Ceiling
85,000 MMBtu Three-way
Collars
(5)
July – Dec
WTI $6.087 per Bbl $80.00 Floor with a
$60.00 Limit
40,000 Bbls Put  Options
(3)
Jan – Dec
2012
WTI $1.00 per Bbl $80.00 Floor with a
$60.00 Limit
$110.00 Ceiling
9,000 Bbls Three-way Collars
(4)
Jan – Dec
WTI $5.023 per Bbl $80.00 Floor with a
$60.00 Limit
31,000 Bbls Put  Options
(3)
Jan – Dec
2011
$5.00 per Bbl
(2)
AVERAGE
DEFERRED
PREMIUM
INDEX
AVERAGE
PRICE
DAILY
VOLUME
INSTRUMENT
TYPE
PERIOD
(1)
Sales of Crude Oil Production
WTI $55.00 Strike Price 40,000 Bbls Put  Options July – Dec

PXP
- (59.5) Impairment of Oil & Gas Properties
87.3 - Legal Recovery
(1.5) 3.9 Other Operating Income (Expense)
$       0.37 $       0.32 Earnings Per Share - diluted
$       43.6 $       45.4 Net Income
(1)(2)
$       21.3 $       91.0 Income Before Income Taxes
$     126.7 $       49.8 Income From Operations
(94.4) (128.2) DD&A & Accretion Expense
(37.6) (30.3) General & Administrative Expenses
(105.8) (100.7) Production Costs
$     278.7 $     364.6 Revenues
3 mo.
ended
6/30/09
3 mo.
ended
6/30/10
(Millions)
Income Statement Summary
(1) Includes an after-tax gain (loss) on mark-to-market derivative contracts of approximately $36.2 million and ($56.0) million for the three months ended June 30, 2010 and 2009, respectively.
(2) Three months ended June 30, 2009 includes a beneficial income tax effect of $24 million from a change in the balance of unrecognized tax benefits.

PXP Reconciliation of Debt-Adjusted Cash Operating Margin
(Non-GAAP) to Net Cash Provided by Operating Activities (GAAP)
Per MCFE
Three Months
Ended
March 31,
2010
$ 4.84 $            222.5 Debt adjusted cash operating margin (Non-GAAP)
0.10 4.7 Current income taxes attributable to derivative contracts
(0.21) (9.5) Realized loss on mark-to-market derivative contracts
(0.26) (12.1) Noncash and other income items
0.38 17.6 Changes in operating assets & liabilities
$ 4.83 $            221.8 Net cash provided by operating activites (GAAP)
$ 4.84 $            222.5 Debt adjusted cash operating margin (Non-GAAP)
(0.21) (9.5) Realized loss on mark-to-market derivative contracts
(0.46) (21.1) Interest expense, net of capitalized interest
0.37 16.9 Noncash compensation
(0.81) (37.4) General & administrative
2.55 118.6 Oil and Gas related DD&A
3.40 155.0 Gross margin (GAAP)
(2.55) (118.6) Oil and Gas related DD&A
(2.40) (110.1) Production expenses
$ 8.35 $            383.7 Oil and gas revenues
(In Millions)
The following table reconciles the debt-adjusted operating margin (non-GAAP) to the net cash provided by operating activities (GAAP) for the three months ended
March 31, 2010. Management believes this presentation may be useful to investors.  PXP management uses this information for comparative purposes within the industry and as a means to measure cash generated by our oil and gas production and the ability to fund, among other things, capital expenditures and acquisitions.  This measure is not intended to replace the GAAP statistic but rather to provide additional information that may be helpful in evaluating the
Company's operational trends and performance.
Debt-adjusted operating margin is calculated by adjusting gross margin to include general & administrative expenses, interest expense and realized losses on mark-to-market derivative contracts and to exclude depreciation, depletion, and amortization expense (DD&A) and noncash compensation expense.

2Q 2010 Presentation August 2010